SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

        The original Form 8-K filed on August 11, 2000 has been amended by this Form 8-K/A to replace the Servicing Certificates previously filed with respect to the July 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates: RAMP 2000-RS1, RAMP 2000-RS2 and RAMP 2000-RZ1.

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2000

                           Residential Asset Mortgage Products, Inc.
                     (Exact name of registrant as specified in its charter)


            DELAWARE                   333-91561            41-1955181
  (State or other jurisdiction         (Commission        (I.R.S. employer
       of incorporation)              file number)       identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota     55437
               (Address of principal executive offices)               (Zip code)
                                         (612) 832-7000


               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.        Other Events.

               See the respective monthly reports, each reflecting the required information for the July, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates:
               RAMP 2000-RS1, RAMP 2000-RS2 and RAMP 2000-RZ1.

               Master Serviced by Residential Funding Corporation.

Item 7.        Financial Statements and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    See Item 5.






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                                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                   By:    /s/ Davee Olson
                   Name:  Davee Olson
                   Title: Chief Financial Officer



Date: August 22, 2000



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